Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 29, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Pennsylvania Municipal Fund
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.
Effective July 30, 2021, the Fund elects to change its broad measure of market performance from the Bloomberg Barclays Municipal Bond Index to the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, which the Fund believes is a more appropriate broad measure of market performance. As a result, the performance table appearing under the heading “Fund Summary – Performance Information – Average Annual Total Returns” in the prospectuses is replaced in its entirety as set forth below. The performance table compares the Fund’s performance to that of its new broad measure of market performance, its prior broad measure of market performance, and an additional index with characteristics relevant to the Fund.
Average Annual Total Returns (for the periods ended December 31, 2020)	Inception Date	1 Year	5 Years	10 Years
Class A:

Return Before Taxes	9/18/1989	0.73%	5.21%	5.74%

Return After Taxes on Distributions		0.73	5.21	5.74

Return After Taxes on Distributions and Sale of Fund Shares		1.73	4.95	5.57

Class C:	8/29/1995	3.54	5.42	5.58

Class Y:	11/29/2010	5.44	6.38	6.40

Class R6:	5/24/2019	5.50	6.21[1]	6.23[1]

S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index (reflects no deduction for fees, expenses or taxes)[2]		6.07	4.70	5.70

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[2]		5.21	3.91	4.63

U.S. Consumer Price Index (reflects no deduction for fees, expenses or other taxes)		1.36	1.95	1.74

1 Performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class.
2 The Fund elects to use the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Barclays Municipal Bond Index because the Fund believes the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a more appropriate broad measure of market performance.
Effective July 30, 2021, Charles S. Pulire no longer serves as Portfolio Manager of the Fund. All references to Mr. Pulire in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
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